UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2021

CERES CLASSIC L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25603	13-4018068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Management Agreement – Campbell & Company, LP

Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), the Registrant and Campbell & Company, LP (“Campbell”) have entered into a management agreement, dated as of December 18, 2020 and effective as of January 1, 2021 (the “Campbell Management Agreement”), pursuant to which Campbell manages the portion of the Registrant’s assets allocated to it.

The General Partner has initially selected the Campbell Managed Futures Portfolio strategy for the Registrant’s assets allocated to Campbell. Campbell will trade the initial allocation at a trading level confirmed to Campbell by the General Partner, and the General Partner and Campbell may agree in writing to change the trading level applied to the assets allocated to Campbell by the General Partner from time to time.

Pursuant to the Campbell Management Agreement, the Registrant will pay Campbell a monthly management fee equal to 1/12 of 1.25% (1.25% per year) of the beginning of the month Net Asset Value (as defined in the Campbell Management Agreement) allocated to Campbell. Campbell also receives a quarterly incentive fee equal to 20% of Trading Profits (as defined in the Campbell Management Agreement) earned by Campbell in each quarterly period.

The Campbell Management Agreement expires on December 31, 2021; provided, that, if it is not terminated as of that date, it will automatically renew for an additional one-year period and will continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Campbell Management Agreement.

A copy of the Campbell Management Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Management Agreement – EMC Capital Advisors, LLC

The General Partner, the Registrant and EMC Capital Advisors, LLC (“EMC”) have entered into a management agreement, dated as of December 16, 2020 and effective as of January 1, 2021 (the “EMC Management Agreement”), pursuant to which EMC manages the portion of the Registrant’s assets allocated to it.

The General Partner has initially selected the EMC Classic Program for the Registrant’s assets allocated to EMC. EMC will trade the initial allocation at a trading level confirmed to EMC by the General Partner, and the General Partner and EMC may agree in writing to change the trading level applied to the assets allocated to EMC by the General Partner from time to time.

Pursuant to the EMC Management Agreement, the Registrant will pay EMC a monthly management fee equal to 1/12 of 0.875% (0.875% per year) of the beginning of the month Net Asset Value (as defined in the EMC Management Agreement) allocated to EMC. EMC also receives a quarterly incentive fee equal to 20% of Trading Profits (as defined in the EMC Management Agreement) earned by EMC in each quarterly period.

The EMC Management Agreement expires on December 31, 2021; provided, that, if it is not terminated as of that date, it will automatically renew for an additional one-year period and will continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the EMC Management Agreement.

A copy of the EMC Management Agreement is filed herewith as Exhibit 10.2, and is incorporated herein by reference.

Management Agreement – Winton Capital Management Limited

The General Partner, the Registrant, CMF Winton Master L.P., and Winton Capital Management Limited (“Winton”) have entered into an amendment dated December 22, 2020 and effective as of January 1, 2021 (the “Winton Amendment”) to the management agreement, dated as of July 3, 2014, as amended from time to time (the “Winton Management Agreement”), pursuant to which Winton manages the portion of the Registrant’s assets allocated to it.

The General Partner has initially selected the Winton Diversified Macro Strategies Program for the Registrant’s assets allocated to Winton. Winton will apply leverage to the Registrant’s assets allocated to it of 1.5 times the Net Assets (as defined in the Winton Management Agreement), which such leverage may be adjusted from time to time in accordance with the Winton Management Agreement.

Pursuant to the Winton Management Agreement, the Registrant will pay Winton a monthly management fee equal to 1/12 of 1.5% (1.5% per year) of the beginning of month Net Assets (as defined in the Winton Management Agreement) of the Registrant’s assets allocated to Winton. Winton also receives a quarterly incentive fee equal to 20% of New Trading Profits (as defined in the Winton Management Agreement) earned by Winton in each quarterly period. Pursuant to the Winton Amendment, no incentive fee will be paid to Winton with respect to the Registrant until it has: (i) recouped a certain loss carryforward and (ii) earned New Trading Profits (as defined in the Winton Management Agreement) from and after January 1, 2021. The loss carryforward applied to the Registrant will be adjusted according to the Registrant’s assets allocated to Winton as of January 1, 2021.

The Winton Management Agreement automatically renews on July 3, 2021 unless otherwise terminated pursuant to the Winton Management Agreement.

A copy of the Winton Amendment to the Winton Management Agreement is filed herewith as Exhibit 10.3, and is incorporated herein by reference.

Management Agreement – Graham Capital Management L.P.

The General Partner, the Registrant and Graham Capital Management L.P. (“Graham”) have entered into an amendment dated December 16, 2020 and effective as of January 1, 2021 (“Amendment No. 3”) to the management agreement, dated as of November 6, 1998, as amended from time to time (the “Graham Management Agreement”), pursuant to which Graham manages the portion of the Registrant’s assets allocated to it.

Pursuant to Amendment No. 3, effective as of January 1, 2021, the monthly management fee paid by the Registrant to Graham is decreased to 1/12 of 1.25% (a 1.25% annual rate). In all other material respects, the Graham Management Agreement remains unchanged and of full force and effect.

A copy of Amendment No. 3 is filed herewith as Exhibit 10.4, and is incorporated herein by reference.

Placement Agent Agreement with Morgan Stanley Smith Barney LLC

The Registrant has entered into an amendment (the “PAA Amendment”) to the amended and restated alternative investment selling agent agreement made as of March 3, 2016, as amended from time to time (the “Selling Agreement”), by and among the Registrant, the General Partner and Morgan Stanley Smith Barney LLC, a Delaware limited liability company, currently doing business as Morgan Stanley Wealth Management.

Pursuant to the PAA Amendment, effective January 1, 2021, the ongoing placement agent fee payable by the Registrant is decreased to 0.75% per year of the adjusted net assets of the Class A Units (computed monthly by multiplying the adjusted net assets of the Class A Units by 0.75% and dividing the result thereof by 12). In all other material respects, the Selling Agreement remains unchanged and of full force and effect.

A copy of the PAA Amendment is filed herewith as Exhibit 10.5, and is incorporated herein by reference.

Selling Agent Agreement with Harbor Investment Advisory, LLC

The Registrant has entered into an amendment (the “SAA Amendment”) to the alternative investment selling agent agreement made as of November 1, 2018, as amended from time to time (the “Harbor Agreement”), by and among the Registrant, the General Partner, Morgan Stanley Distribution Inc., a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and Harbor Investment Advisory, LLC, a Maryland limited liability company.

Pursuant to the SAA Amendment, effective January 1, 2021, the ongoing sub-selling agent fee payable by the Registrant with respect to Class A Units is decreased to 0.75% per year of the adjusted net assets of the Class A Units (computed monthly by multiplying the adjusted net assets of the Class A Units by 0.75% and dividing the result thereof by 12). In all other material respects the Harbor Agreement remains unchanged and of full force and effect.

A copy of the SAA Amendment is filed herewith as Exhibit 10.6, and is incorporated herein by reference.

Item 8.01	Other Events

Effective January 1, 2021, the Registrant pays the General Partner a monthly administrative fee equal to 1/12 of 0.75% (a 0.75% annual rate) of the net assets of the Registrant (plus “notional” funds, if any) as of the beginning of each month. The Registrant directly pays the brokerage fees and other transaction-related fees and expenses, as incurred and also pays its ongoing administrative, operating, offering and organizational expenses (including, but not limited to, periodic legal, accounting, administrative, filing, reporting and data processing fees) and its pro rata share of such expenses of any trading company to which the Registrant has allocated assets.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description

10.1	Management Agreement, dated as of December 18, 2020 and effective as of January 1, 2021, by and among the Registrant, the General Partner and Campbell.

10.2	Management Agreement, dated as of December 16, 2020 and effective as of January 1, 2021, by and among the Registrant, the General Partner and EMC.

10.3	Amendment to the Management Agreement, dated as of December 22, 2020 and effective as of January 1, 2021, by and among the Registrant, the General Partner, CMF Winton Master L.P., and Winton.

10.4	Amendment No. 3, dated December 16, 2020 and effective as of January 1, 2021, to the Management Agreement, by and among the Registrant, the General Partner and Graham.

10.5	Amendment to the Amended and Restated Alternative Investment Selling Agreement, dated as of December 31, 2020 and effective as of January 1, 2021, by and among the Registrant, the General Partner and MSSB.

10.6	Amendment to the Harbor Agreement, dated as of December 31, 2020 and effective as of January 1, 2021, by and among the Registrant, the General Partner, MSDI and Harbor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES CLASSIC L.P.

By:	Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: January 7, 2021